FINANCIAL INSTRUMENTS AND CONCENTRATIONS	12 Months Ended
Dec. 31, 2018
Fair Value Disclosures [Abstract]
FINANCIAL INSTRUMENTS AND CONCENTRATIONS
FINANCIAL INSTRUMENTS AND CONCENTRATIONS
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. We are required to use valuation techniques that are consistent with the market approach, income approach and/or cost approach. Inputs to valuation techniques refer to the assumptions that market participants would use in pricing the asset or liability based on observable market data obtained from independent sources, or unobservable, meaning those that reflect our own estimate about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. Accounting standards establish a three-level fair value hierarchy based upon the assumptions (inputs) used to price assets or liabilities. The hierarchy requires us to maximize the use of observable inputs and minimize the use of unobservable inputs.
The three levels of inputs used to measure fair value are listed below.

Level 1 – Inputs are unadjusted quoted prices in active markets for identical assets or liabilities that we have access to at the measurement date.

Level 2 – Inputs include quoted market prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability and inputs that are derived principally from or corroborated by observable market data by correlation or other means (market corroborated inputs).

Level 3 – Unobservable inputs reflecting our own judgments about the assumptions market participants would use in pricing the asset or liability because limited market data exists. We develop these inputs based on the best information available, including our own data.

Financial Assets and Liabilities Not Measured at Fair Value

The table below presents the assets and liabilities that were not measured at fair value at December 31, 2018.

		Estimated Fair Value
(in thousands)	Carrying Value December 31, 2018	Level 1	Level 2	Level 3	December 31, 2018
Financial assets:
Cash	$61,175	$61,175	$—	$—	$61,175
Restricted cash	25,439	25,439	—	—	25,439
Loans receivable, net	497,534	—	—	497,534	497,534
Investment in Cognical	6,558	—	—	6,558	6,558
Financial liabilities:
Liability for losses on CSO lender-owned consumer loans	$12,007	$—	$—	$12,007	$12,007
8.25% Senior Secured Notes	676,661	—	—	531,179	531,179
Non-Recourse Canada SPV facility	107,479	—	—	111,335	111,335
Senior Revolver	20,000	—	—	20,000	20,000

The table below presents the assets and liabilities that were not measured at fair value at December 31, 2017.

		Estimated Fair Value
(in thousands)	Carrying Value December 31, 2017	Level 1	Level 2	Level 3	December 31, 2017
Financial assets:
Cash	$153,483	$153,483	$—	$—	$153,483
Restricted cash	8,548	8,548	—	—	8,548
Loans receivable, net	349,120	—	—	349,120	349,120
Investment in Cognical	5,600	—	—	5,600	5,600
Financial liabilities:
Liability for losses on CSO lender-owned consumer loans	$17,795	$—	$—	$17,795	$17,795
12.00% Senior Secured Notes	585,823	—	—	663,475	663,475
Non-Recourse U.S. SPV facility	120,402	—	—	124,590	124,590

Loans receivable are carried on the Consolidated Balance Sheets net of the allowance for estimated loan losses. The unobservable inputs used to calculate the carrying values include quantitative factors, such as current default trends. Also considered in evaluating the accuracy of the models are changes to the loan portfolio mix, the impact of new loan products, changes to underwriting criteria or lending policies, new store development or entrance into new markets, changes in jurisdictional regulations or laws, recent credit trends and general economic conditions. The carrying value of loans receivable approximates their fair value.

In connection with our CSO programs, the accounting for which is discussed in detail in Note 1, "Summary of Significant Accounting Policies and Nature of Operations," we guarantee consumer loan payment obligations to unrelated third-party lenders for loans that we arrange for consumers on the third-party lenders’ behalf. We are required to purchase from the lender defaulted loans we have guaranteed.

The fair value of our Senior Secured Notes was based on broker quotations. The fair values of the Non-Recourse U.S. SPV facility, Non-Recourse Canada SPV facility and the Senior Revolver were based on the cash needed for their respective final settlement.

Concentration Risk
We are subject to regulation by federal, state and provincial governmental authorities that affect the products and services that we provide, particularly Single-Pay loans. The level and type of regulation for payday advance loans varies greatly by jurisdiction, ranging from jurisdictions with moderate regulations or legislation, to other jurisdictions having very strict guidelines and requirements.
Revenues originated in Texas, Ontario and California represented approximately 26.0%, 11.5% and 19.2%, respectively, of our consolidated total revenues for the year ended December 31, 2018. Revenues originated in Texas, Ontario and California represented approximately 26.7%, 13.4% and 18.4%, respectively, of our consolidated total revenues for the year ended December 31, 2017.
To the extent that laws and regulations are passed that affect the manner in which we conduct business in any one of those markets, our financial position, results of operations and cash flows could be adversely affected. Additionally, our ability to meet our financial obligations could be negatively impacted.
We hold cash at major financial institutions that often exceed FDIC insured limits. We manage our concentration risk by placing our cash deposits in high quality financial institutions and by periodically evaluating the credit quality of the financial institutions holding such deposits. Historically, we have not experienced any losses due to such cash concentration.
Financial instruments that potentially subject us to concentrations of credit risk primarily consist of our loans receivable. Concentrations of credit risk with respect to loans receivable are limited due to the large number of customers comprising our customer base.

Purchase of Cognical Holdings Inc. Preferred Shares

During 2017, we purchased 3,292,554 preferred shares of Cognical Holdings for $5.6 million. In February 2018, we purchased 560,872 additional preferred shares for $1.0 million. As a result of these transactions, we own 10.4% of the equity of Cognical Holdings as of December 31, 2018. We also hold warrants, subject to a vesting, to purchase the common stock of Cognical Holdings in partial consideration of services provided by Cognical Holdings. We record these purchases in "Other" assets on our Consolidated Balance Sheets, and we have accounted for this investment and its related warrants using the fair value method of accounting.

On February 8, 2019, we purchased 679,535 additional preferred shares of Cognical for $1.4 million. As a result of this transaction, our ownership increased from 10.4% to 11.7% of the equity of Cognical.

Cognical operates under an online website, www.zibby.com. Zibby is a leasing platform for online, brick and mortar and omni-channel retailers. Customers can apply in 30 seconds in-store or via the Zibby button on a retailer’s website and be approved for $300 to $3,500. Zibby increases retailer sales by providing a fast and easy lease payment option for nonprime customers seeking to acquire furniture, appliances, electronics and other consumer durables.